UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 11, 2014
WESTERN REFINING LOGISTICS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-36114 (Commission File Number)	46-3205923 (IRS Employer Identification Number)

123 West Mills Avenue, Suite 200
El Paso, Texas 79901
(Address of principal executive office and zip code)
(915) 534-1400
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.
On August 11, 2014, Western Refining Logistics, LP (the “Partnership”) issued a press release announcing that the Partnership will participate in a panel discussion at the Goldman Sachs Power, Utilities, MLP and Pipeline Conference, in New York City, New York, beginning at 8:45 am ET on Tuesday, August 12, 2014, which will be webcast live. The presentation and a link to the live webcast for this conference will be available beginning Tuesday, August 12, 2014, on the Investor Relations section of the Partnership's website at www.wnrl.com and will remain available at www.wnrl.com in accordance with the Partnership's investor presentation archive policy. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Current Report on Form 8-K (including the exhibit) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01    Financial Statements and Other Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release dated August 11, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING LOGISTICS, LP

By: Western Refining Logistics GP, LLC, its
general partner

By: /s/ Gary R. Dalke
Name: Gary R. Dalke
Title: Chief Financial Officer

Dated: August 11, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 11, 2014